Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Asset Allocation Fund

(the “Fund”)

Supplement dated January 27, 2017, to the Fund’s Prospectus

dated October 1, 2016, as supplemented and amended to date

The following is effective January 27, 2017:

The section entitled “Fund Summary: Asset Allocation Fund – Principal Investment Strategies of the Fund” is supplemented as follows:

The Fund may invest up to 40% of its assets in foreign securities. The Fund may use forward foreign currency exchange contracts to hedge against movement in the value of foreign currencies.

The section entitled “Fund Summary: Asset Allocation Fund – Principal Risks of Investing in the Fund” is supplemented as follows:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

In the section entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks – Asset Allocation Fund,” the third paragraph is hereby deleted in its entirety and replaced with the following:

The Fund is also subject to the following additional risks: Investment Company Risk, Emerging Markets Risk, Small-Cap Company Risk, Mortgage and Asset-Backed Securities Risk, Non-Mortgage Asset-Backed Securities Risk, Junk Bond Risk, and Growth-Style Risk.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Asset Allocation Fund

(the “Fund”)

Supplement dated January 27, 2017, to the Statement of Additional Information (“SAI”)

dated October 1, 2016, as supplemented and amended to date

On January 24, 2017, the Board of Directors approved a change to the Fund’s non-fundamental investment restriction relating to investment in foreign securities to increase the limit on the Fund’s investments in foreign securities from 35% to 40% of its assets.

The section entitled “Investment Restrictions – Non-Fundamental Investment Restrictions – Foreign Securities” is hereby deleted in its entirety and replaced with the following:

Foreign Securities

All Funds except the Government Money Market I Fund: To the extent consistent with their respective investment objectives, each of the Funds as noted immediately below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund. With respect to the Emerging Economies Fund, ADRs and U.S. dollar-denominated securities of foreign issuers are included within the percentage of foreign securities held by the Fund.

100%

Emerging Economies Fund

Foreign Value Fund

Global Strategy Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

75%

Global Real Estate Fund

Global Social Awareness Fund

50%

Science & Technology Fund

40%

Asset Allocation Fund

35%

Core Equity Fund

Dividend Value Fund

Growth & Income Fund

Health Sciences Fund

30%

Inflation Protected Fund

Small Cap Fund

25%

Large Capital Growth Fund

Mid Cap Strategic Growth Fund

Value Fund

20%

Blue Chip Growth Fund

Broad Cap Value Income Fund

Capital Conservation Fund

Government Securities Fund

Growth Fund

Large Cap Core Fund

Mid Cap Index Fund

Nasdaq-100® Index Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small-Mid Growth Fund

Stock Index Fund

10%

Small Cap Aggressive Growth Fund

0%

Dynamic Allocation Fund*

*The Fund-of-Funds Component invests up to 25% indirectly in securities of international companies through its investments in Underlying Funds.

On page B-1 of Appendix B – Investment Practices, the information with respect to the Fund’s investments in foreign securities is hereby deleted in its entirety and replaced with the following:

Foreign Securities (including non-U.S. denominated)	Y(40%)

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.